MERCER FUNDS

SUPPLEMENT TO
THE CLASS S SHARES AND CLASS Y SHARES PROSPECTUSES
DATED JULY 31, 2014, AS SUPPLEMENTED ON SEPTEMBER 18, 2014,

OCTOBER 7, 2014, OCTOBER 23, 2014, AND DECEMBER 18, 2014

The date of this Supplement is February 23, 2015.

The following changes are made in the prospectuses of the Class S shares (the “Class S Shares Prospectus”) and of the Class Y-1, Y-2, and Y-3 shares (the “Class Y Shares Prospectus”) of Mercer Funds:

1. The following replaces the first paragraph under the section titled “Principal Investment Strategies” on page 36 of the Class S Shares Prospectus and on page 37 of the Class Y Shares Prospectus and the first paragraph under the section titled “Principal Investment Strategies of the Fund” on page 82 of the Class S Shares Prospectus and page 84 of the Class Y Shares Prospectus, in each case relating to the Mercer Global Low Volatility Equity Fund:

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of U.S. and foreign issuers. For purposes of the 80% test, equity securities include securities such as common stock, preferred stock, and other securities that are not debt securities, cash, or cash equivalents. The Fund reasonably anticipates that under normal circumstances it typically will invest in approximately 25 countries and that approximately 40%-60% of its assets will be invested in equity securities of foreign issuers. In addition, the Fund may invest up to 15% of its net assets in cash, cash equivalents or cash-like investments. The Fund invests in large, medium and small capitalization companies. The Fund will seek to achieve its investment objective by matching the return of its benchmark, the MSCI World Index, over 5-7 years, with between 20-35% lower price volatility than the benchmark for the period, by investing in securities of issuers with certain volatility characteristics. Such volatility characteristics may include, but are not limited to, high return on equity, low debt to equity ratios, and high earnings growth stability.

2. The following information relating to the Mercer Global Low Volatility Equity Fund is added under the caption “Fund Management—Subadvisors and Portfolio Managers,” beginning on page 40 of the Class S Shares Prospectus and page 42 of the Class Y Shares Prospectus:

Martingale Asset Management, L.P.

•	William Jacques, CFA, Executive Vice President & Chief Investment Officer, founded Martingale in 1987. Mr. Jacques began managing Martingale’s allocated portion of the Fund’s portfolio in February 2015.
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•	Samuel Nathans, CFA, Senior Vice President & Senior Portfolio Manager, joined Martingale in 1999. Mr. Nathan’s began managing Martingale’s allocated portion of the Fund’s portfolio in February 2015.

•	James Eysenbach, CFA, Senior Vice President, Senior Portfolio Manager & Director of Research, joined Martingale in 2004. Mr. Eysenbach began managing Martingale’s allocated portion of the Fund’s portfolio in February 2015.

3. The following information relating to the Mercer Global Low Volatility Equity Fund is added to the section titled “Details about the Funds - The Subadvisors” beginning on page 82 of the Class S Shares Prospectus and beginning on page 84 of the Class Y Shares Prospectus:

Martingale Asset Management, L.P. (“Martingale”), located at 222 Berkeley Street, Boston, Massachusetts 02116, serves as a subadvisor to the Fund. Martingale is an independent, privately held investment adviser principally owned by its employees. Martingale is registered as an investment advisor with the SEC.

Martingale Asset Management uses a team approach to portfolio management. William Jacques, Samuel Nathans and James Eysenbach are primarily responsible for the day-to-day management of Martingale’s allocated portion of the Fund’s portfolio. Mr. Jacques serves as Executive Vice President & Chief Investment Officer of Martingale. Mr. Jacques founded Martingale in 1987. Mr. Nathans serves as Senior Vice President & Senior Portfolio Manager. Mr. Nathans joined Martingale in 1999. Mr. Eysenbach serves as Senior Vice President & Senior Portfolio Manager & Director of Research at Martingale. Mr. Eysenbach joined Martingale in 2004 and was promoted to Director of Research in 2008.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund, if any.

Securities Selection

In managing its portion of the Fund’s portfolio, Martingale normally will invest in primarily low-risk common stocks of companies listed or traded on regulated U.S. equity markets. Martingale will select large and medium capitalization issuers to achieve its risk-reduction objective. Martingale uses a systematic approach to evaluating the risk properties and the return potential of securities and in the management of portfolio risk. As part of its security selection, Martingale considers company fundamentals including value, quality and growth characteristics in conjunction with security risk, seeking lower risk companies with favorable fundamental characteristics. Portfolio risk is managed through broad security and sector diversification. Martingale may utilize exchange-traded funds focused on U.S. equity securities to achieve these objectives.

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MERCER FUNDS

SUPPLEMENT TO
THE STATEMENT OF ADDITIONAL INFORMATION
DATED JULY 31, 2014, AS SUPPLEMENTED ON SEPTEMBER 18, 2014,

OCTOBER 7, 2014, OCTOBER 23, 2014 AND DECEMBER 18, 2014

The date of this Supplement is February 23, 2015.

The following changes are made in the Statement of Additional Information of Mercer Funds:

1. In the section titled “Subadvisors and Portfolio Managers,” the information relating to Acadian Asset Management LLC appearing on page 45 is deleted in its entirety and replaced with the following:

Acadian Asset Management LLC (“Acadian”), located at 260 Franklin Street, Boston MA 02110, serves as a Subadvisor to the Mercer Global Low Volatility Equity Fund. Old Mutual Asset Managers (US) LLC (“OMAM”) owns 100% of the Class A (voting) interest of Acadian. Acadian’s Class B interests, which provides for financial participation in the profitability of the firm, is held by both OMAM and by an Acadian Key Employee Limited Partnership comprised of senior firm and investment team members. Acadian is registered as an investment adviser under the Advisers Act.

2. In the section titled “Subadvisors and Portfolio Managers,” the following information relating to Martingale Asset Management, L.P. is added to page 46:

Martingale Asset Management, L.P. (“Martingale”), located at 222 Berkeley Street, Boston, Massachusetts 02116, serves as a subadvisor to the Mercer Global Low Volatility Equity Fund.  Martingale is organized under the laws of the State of Delaware. Martingale is an independent, privately held investment adviser principally owned by its employees. Martingale is registered as an investment adviser under the Advisers Act.

3. In Appendix B, entitleD “Proxy Voting Policies,” the information relating to Acadian Asset Management LLC is deleted in its entirety and replaced with the following:

ACADIAN ASSET MANAGEMENT LLC
PROXY VOTING POLICY AND PROCEDURES
Effective September 2014

Policy

Whether Acadian will have proxy voting responsibility on behalf of a separate account client is subject to negotiation as part of the overall investment management agreement executed with each client. Should a client desire that Acadian vote proxies on their behalf, Acadian will accept such authority and agree with the client whether votes should be cast in accordance with Acadian’s proxy voting policy or in accordance with a client specific proxy voting policy. Should the client wish to retain voting responsibility themselves, Acadian would have no further involvement in the voting process but would remain available to provide reasonable assistance to the client as needed.

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Acadian has adopted a proxy voting policy reasonably designed to ensure that it votes proxies in the best interest of clients.  Acadian utilizes the services of Institutional Shareholder Services (“ISS”), an unaffiliated proxy firm, to help manage the proxy voting process and to research and vote proxies on behalf of Acadian’s clients who have instructed Acadian to vote proxies on their behalf .  Unless a client provides a client specific voting criteria to be followed when voting proxies on behalf of holdings in their portfolio, each vote is made according to predetermined guidelines agreed to between the proxy service firm and Acadian. Acadian believes that utilizing this proxy service firm helps Acadian vote in the best interest of clients and insulates Acadian’s voting decisions from any potential conflicts of interest.

When voting proxies on behalf of our clients, Acadian assumes a fiduciary responsibility to vote in our clients’ best interests.  In addition, with respect to benefit plans under the Employee Retirement Income Securities Act (ERISA), Acadian acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries.  So that it may fulfill these fiduciary responsibilities to clients, Acadian has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients.

Procedures

Proxy Voting Guidelines

Acadian acknowledges it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies when instructed by the client to do so.  To assist in this effort, Acadian has retained ISS to research and vote its proxies.  ISS provides proxy-voting analysis and votes proxies in accordance with predetermined guidelines.  Relying on ISS to vote proxies is intended to help ensure that Acadian votes in the best interest of its clients and insulates Acadian’s voting decisions from any potential conflicts of interest.  Acadian will also accept specific written proxy voting instructions from a client and communicate those instructions to ISS to implement when voting proxies involving that client’s portfolio.

In specific instances where ISS will not vote a proxy, will not provide a voting recommendation, or other instances where there is an unusual cost or requirement related to a proxy vote, Acadian’s Proxy Coordinator will conduct an analysis to determine whether the costs related to the vote outweigh the potential benefit to our client. If we determine, in our discretion, that it is in the best of interest of our client not to participate in the vote Acadian will not participate in the vote on behalf of our client. If we determine that a vote would be in the best interest of our client, the Proxy Coordinator will seek a voting recommendation from an authorized member of our investment team and ensure the vote is cast as they instruct.

Unless contrary instructions are received from a client, Acadian has instructed ISS to not vote proxies in so-called “share blocking” markets.  Share-blocking markets are markets where proxy voters have their securities blocked from trading during the period of the annual meeting.  The period of blocking typically lasts from a few days to two weeks.  During the period, any portfolio holdings in these markets cannot be sold without a formal recall.  The recall process can take time, and in some cases, cannot be accomplished at all.  This makes a client’s portfolio vulnerable to a scenario where a stock is dropping in attractiveness but cannot be sold because it has been blocked.  Shareholders who do not vote are not subject to the blocking procedure.

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Acadian also reserves the right to override ISS vote recommendations under certain circumstances.  Acadian will only do so if they believe that voting contrary to the ISS recommendation is in the best interest of clients.  All overrides will be approved by an Officer of Acadian and will be documented with the reasons for voting against the ISS recommendation.

Conflicts of Interest

Occasions may arise during the voting process in which the best interest of clients conflicts with Acadian’s interests.  In these situations ISS will continue to follow the same predetermined guidelines as formally agreed upon between Acadian and ISS before such conflict of interest existed.  Conflicts of interest generally include (i) business relationships where Acadian has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies, or (ii) personal or family relationships whereby an employee of Acadian has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company.  A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative.

If Acadian learns that a conflict of interest exists, its Proxy Coordinator will prepare a report for review with a compliance officer, and senior management if needed, that identifies (i) the details of the conflict of interest, (ii) whether or not the conflict is material, and (iii) procedures to ensure that Acadian makes proxy voting decisions based on the best interests of clients.  If Acadian determines that a material conflict exists, it will defer to ISS to vote the proxy in accordance with the predetermined voting policy.

Voting Policies

Acadian has adopted the proxy voting policies developed by ISS, summaries of which can be found at http://www.issgovernance.com/policy and which are deemed to be incorporated herein.  The policies have been developed based on ISS’ independent, objective analysis of leading corporate governance practices and their support of long-term shareholder value.  Acadian may change its proxy voting policy from time to time without providing notice of changes to clients.

Voting Process

Acadian has appointed the Head of Operations to act as Proxy Coordinator.  The Proxy Coordinator acts as coordinator with ISS including ensuring proxies Acadian is responsible to vote are forwarded to ISS, overseeing that ISS is voting assigned client accounts and maintaining appropriate authorization and voting records.

After ISS is notified by the custodian of a proxy that requires voting and/or after ISS cross references their database with a routine download of Acadian holdings and determines a proxy requires voting, ISS will review the proxy and make a voting proposal based on the recommendations provided by their research group.  Any electronic proxy votes will be communicated to the proxy solicitor by ISS Global Proxy Distribution Service and Broadridge’s Proxy Edge Distribution Service, while non-electronic ballots, or paper ballots, will be faxed, telephoned or sent via Internet.  ISS assumes responsibility for the proxies to be transmitted for voting in a timely fashion and maintains a record of the vote, which is provided to Acadian on a monthly basis.  Proxy voting records specific to a client’s account are available to each client upon request.

Proxy Voting Record

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Acadian’s Proxy Coordinator will maintain a record containing the following information regarding the voting of proxies: (i) the name of the issuer, (ii) the exchange ticker symbol, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how Acadian/ ISS voted the proxy (for, against, abstained) and (viii) whether the proxy was voted for or against management.

Obtaining a Voting Proxy Report

Clients may request a copy of these policies and procedures and/or a report on how their individual securities were voted by contacting Acadian at 617-850-3500 or by email at compliance-reporting@acadian-asset.com.

Last Updated: September 2014

4. In Appendix B, entitled “Proxy Voting Policies,” the following information relating to Martingale Asset Management, L.P. is added:

MARTINGALE ASSET MANAGEMENT, L.P.

PROXY VOTING POLICY

Proxy Voting Guidelines

Effective February 9, 2015

Martingale Asset Management, L.P.

Proxy Voting Policies & Procedures

When given authority to vote proxies, Martingale Asset Management, L.P., as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Martingale subscribes to the ISS Governance Services (ISS) proxy product to aid in the administration of its proxy voting responsibilities. As a subscriber to this service, Martingale receives a base of proxy information, and ISS votes our clients’ proxies as directed in their U.S. Proxy Voting Guidelines. ISS maintains complete and accurate records of all proxy votes. A copy of ISS’ voting guidelines is located at the end of this policy.

Responsibility

Chief Investment Officer has the responsibility to implement and monitor our proxy voting policy, practices, disclosures, including outlining our voting guidelines in our procedures. Manager of Operations has the responsibility for maintaining proxy voting records and responding to client information requests.

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Procedure

Martingale uses an independent proxy voting service provider, ISS Governance Services (ISS), to research, recommend and vote proxies. Martingale reserves the right, and has the ability, to change a vote recommended by ISS if the recommendation is determined not to be in the best interest of the client.

Disclosure

Martingale Asset Management will provide information in its Disclosure Brochure summarizing its proxy voting policy and procedures, including a statement that clients may request information regarding how Martingale Asset Management voted a client’s proxies, and that clients may request a copy of these policies and procedures. This information will be displayed prominently in Martingale’s Disclosure Brochure.

Client Requests for Information

All client requests for information regarding proxy votes or requests for the firm’s policies and procedures received by any employee should be forwarded to the Manager of Operations. In response to any request, the Manager of Operations will ensure that the client receives a written response with the information requested, and if applicable, will include the name of the issuer, the proposal voted upon, and how the client’s proxy was voted with respect to each proposal about which the client inquired.

Voting Guidelines

In the absence of specific voting guidelines from the client, Martingale will vote proxies in what we believe to be the best interests of the client. Martingale’s policy is to vote all proxies from specific issues the same way for each client, absent client specific restrictions. Clients are permitted to place reasonable restrictions on Martingale Asset Management’s voting authority in the same manner that they may place such restrictions on the actual selection of account securities.

Chief Investment Officer and Chief Compliance Officer will periodically review ISS report selections for consistency with our voting guidelines.

Conflicts of Interest

Martingale recognizes that, under certain circumstances, a conflict may arise in voting proxies on behalf of clients. As is our Policy, these proxies will be voted consistent with the recommendation of ISS, provided that Martingale believes that such a vote is consistent with the best interest of the clients. Martingale Asset Management will maintain a record of the voting resolution of any conflict of interest.

ISS has disclosed their policies, procedures and practices regarding their potential conflicts of interest, and we check annually for any changes to their policies.

Recordkeeping

The Manager of Operations shall retain or cause to be retained the following proxy records in accordance with the SEC’s five-year retention requirement:

● A copy of each written client request for information on how such client’s proxies were voted, and a copy of any written response;
● These policies and procedures and any amendments; and
● A record of each vote that was cast.

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United States

Concise Proxy Voting Guidelines

2015 Benchmark Policy Recommendations

Effective for Meetings on or after February 1, 2015

Published January 7, 2015

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The policies contained herein are a sampling of select, key U.S. proxy voting guidelines and are not exhaustive. A full listing of ISS’ 2015 proxy voting guidelines can be found at: http://www.issgovernance.com/policy-gateway/2015-policy-information/

Routine/Miscellaneous

Auditor Ratification

General Recommendation: Vote for proposals to ratify auditors unless any of the following apply:

›	An auditor has a financial interest in or association with the company, and is therefore not independent;
›	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
›	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
›	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

›	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees

Board of Directors:

Voting on Director Nominees in Uncontested Elections

General Recommendation: Generally vote for director nominees, except under the following circumstances:

1.	Accountability

Vote against1 or withhold from the entire board of directors (except new nominees2, who should be considered case-by-case) for the following:

Problematic Takeover Defenses

Classified Board Structure:

1.1.	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against

1 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

2 A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

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vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Director Performance Evaluation:

1.2.	The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:
›	A classified board structure;
›	A supermajority vote requirement;
›	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;
›	The inability of shareholders to call special meetings;
›	The inability of shareholders to act by written consent;
›	A dual-class capital structure; and/or
›	A non–shareholder-approved poison pill.

Poison Pills:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote against or withhold from nominees every year until this feature is removed;
1.4.	The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote against or withhold votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or
1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote case-by-case on all nominees if:

1.6.	The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:
›	The date of the pill‘s adoption relative to the date of the next meeting of shareholders—i.e. whether the company had time to put the pill on the ballot for shareholder ratification given the circumstances;
›	The issuer’s rationale;
›	The issuer’s governance structure and practices; and
›	The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);
1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or
1.9.	There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee and potentially the full board if:

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1.10.	Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:

1.11.	There is a significant misalignment between CEO pay and company performance (pay for performance);
1.12.	The company maintains significant problematic pay practices;
1.13.	The board exhibits a significant level of poor communication and responsiveness to shareholders;
1.14.	The company fails to submit one-time transfers of stock options to a shareholder vote; or
1.15.	The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.16.	The company’s previous say-on-pay received the support of less than 70 percent of votes cast, taking into account:
›	The company's response, including:
›	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
›	Specific actions taken to address the issues that contributed to the low level of support;
›	Other recent compensation actions taken by the company;
›	Whether the issues raised are recurring or isolated;
›	The company's ownership structure; and
›	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Unilateral Bylaw/Charter Amendments

1.17.	Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely impact shareholders, considering the following factors, as applicable:
›	The board's rationale for adopting the bylaw/charter amendment without shareholder ratification;
›	Disclosure by the company of any significant engagement with shareholders regarding the amendment;
›	The level of impairment of shareholders' rights caused by the board's unilateral amendment to the bylaws/charter;
›	The board's track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
›	The company's ownership structure;
›	The company's existing governance provisions;
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›	Whether the amendment was made prior to or in connection with the company's initial public offering;
›	The timing of the board's amendment to the bylaws/charter in connection with a significant business development;
›	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

1.18.	Material failures of governance, stewardship, risk oversight[3], or fiduciary responsibilities at the company;
1.19.	Failure to replace management as appropriate; or
1.20.	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2.	Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

2.1.	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors that will be considered are:

›	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
›	Rationale provided in the proxy statement for the level of implementation;
›	The subject matter of the proposal;
›	The level of support for and opposition to the resolution in past meetings;
›	Actions taken by the board in response to the majority vote and its engagement with shareholders;
›	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
›	Other factors as appropriate.

2.2.	The board failed to act on takeover offers where the majority of shares are tendered;
2.3.	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote;
2.4.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency; or

3 Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

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2.5.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:
›	The board's rationale for selecting a frequency that is different from the frequency that received a plurality;
›	The company's ownership structure and vote results;
›	ISS' analysis of whether there are compensation concerns or a history of problematic compensation practices; and
›	The previous year's support level on the company's say-on-pay proposal.

3.	Composition

Attendance at Board and Committee Meetings:

3.1.	Generally vote against or withhold from directors (except new nominees, who should be considered case-by-case4) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:
›	Medical issues/illness;
›	Family emergencies; and
›	Missing only one meeting (when the total of all meetings is three or fewer).

3.2.	If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors:

Vote against or withhold from individual directors who:

3.3.	Sit on more than six public company boards; or
3.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards[5].

4.	Independence

Vote against or withhold from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

4.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

4 For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.

5 Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

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4.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
4.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or
4.4.	Independent directors make up less than a majority of the directors.

Independent Chair (Separate Chair/CEO)

General Recommendation: Generally vote for shareholder proposals requiring that the chairman’s position be filled by an independent director, taking into consideration the following:

›	The scope of the proposal;
›	The company’s current board leadership structure;
›	The company’s governance structure and practices;
›	Company performance; and
›	Any other relevant factors that may be applicable.

Proxy Access

ISS supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.

General Recommendation: Vote case-by-case on proposals to enact proxy access, taking into account, among other factors:
›	Company-specific factors; and
›	Proposal-specific factors, including:
›	The ownership thresholds proposed in the resolution (i.e., percentage and duration);
›	The maximum proportion of directors that shareholders may nominate each year; and
›	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

Proxy Contests—Voting for Director Nominees in Contested Elections

General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:

›	Long-term financial performance of the target company relative to its industry;
›	Management’s track record;
›	Background to the proxy contest;
›	Nominee qualifications and any compensatory arrangements;
›	Strategic plan of dissident slate and quality of critique against management;
›	Likelihood that the proposed goals and objectives can be achieved (both slates);
›	Stock ownership positions.

When the addition of shareholder nominees to the management card (“proxy access nominees”) results in a number of nominees on the management card which exceeds the

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number of seats available for election, vote case-by-case considering the same factors listed above.

1.	Shareholder Rights & Defenses

Litigation Rights (including Exclusive Venue and Fee-Shifting Bylaw Provisions)

Bylaw provisions impacting shareholders’ ability to bring suit against the company may include exclusive venue provisions, which provide that the state of incorporation shall be the sole venue for certain types of litigation, and fee-shifting provisions that require a shareholder who sues a company unsuccessfully to pay all litigation expenses of the defendant corporation.

General Recommendation: Vote case-by-case on bylaws which impact shareholders’ litigation rights, taking into account factors such as:

›	The company’s stated rationale for adopting such a provision;
›	Disclosure of past harm from shareholder lawsuits in which plaintiffs were unsuccessful or shareholder lawsuits outside the jurisdiction of incorporation;
›	The breadth of application of the bylaw, including the types of lawsuits to which it would apply and the definition of key terms; and
›	Governance features such as shareholders’ ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

Generally vote against bylaws that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., in cases where the plaintiffs are partially successful).

Unilateral adoption by the board of bylaw provisions which affect shareholders’ litigation rights will be evaluated under ISS’ policy on Unilateral Bylaw/Charter Amendments.

CAPITAL/RESTRUCTURING

Common Stock Authorization

General Recommendation: Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote case-by-case on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

›	Past Board Performance:
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›	The company’s use of authorized shares during the last three years

›	The Current Request:
›	Disclosure in the proxy statement of the specific purposes of the proposed increase;
›	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
›	The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns.

Preferred Stock Authorization

General Recommendation: Vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote case-by-case on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

›	Past Board Performance:
›	The company’s use of authorized preferred shares during the last three years;

›	The Current Request:
›	Disclosure in the proxy statement of the specific purposes for the proposed increase;
›	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;
›	In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns; and
›	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Mergers and Acquisitions

General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

›	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.
›	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
›	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
›	Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant
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negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
›	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.
›	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;
2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);
4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;
5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.
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Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)

General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Management Say-on-Pay—MSOP) if:

›	There is a significant misalignment between CEO pay and company performance (pay for performance);
›	The company maintains significant problematic pay practices;
›	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

›	There is no MSOP on the ballot, and an against vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;
›	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;
›	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or
›	The situation is egregious.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 or Russell 3000E Indices6, this analysis considers the following:

1.	Peer Group[7] Alignment:

›	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.
›	The multiple of the CEO’s total pay relative to the peer group median.

2.	Absolute Alignment[8] – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, misaligned pay and performance are otherwise suggested, our analysis may include any

6 The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.

7 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company’s selected peers’ GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market cap bucket that is reflective of the company’s. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.

8 Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.

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of the following qualitative factors, as relevant to evaluating how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

›	The ratio of performance- to time-based equity awards;
›	The overall ratio of performance-based compensation;
›	The completeness of disclosure and rigor of performance goals;
›	The company’s peer group benchmarking practices;
›	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;
›	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
›	Realizable pay[9] compared to grant pay; and
›	Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

›	Problematic practices related to non-performance-based compensation elements;
›	Incentives that may motivate excessive risk-taking; and
›	Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS’ Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

›	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
›	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;
›	New or extended agreements that provide for:
›	CIC payments exceeding 3 times base salary and average/target/most recent bonus;
›	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);
›	CIC payments with excise tax gross-ups (including “modified” gross-ups).

Incentives that may Motivate Excessive Risk-Taking

›	Multi-year guaranteed bonuses;
›	A single or common performance metric used for short- and long-term plans;
›	Lucrative severance packages;
›	High pay opportunities relative to industry peers;
›	Disproportionate supplemental pensions; or
›	Mega annual equity grants that provide unlimited upside with no downside risk.

9 ISS research reports include realizable pay for S&P1500 companies.

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Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

›	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
›	Duration of options backdating;
›	Size of restatement due to options backdating;
›	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
›	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Compensation Committee Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

›	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
›	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
›	The company’s response, including:
›	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
›	Specific actions taken to address the issues that contributed to the low level of support;
›	Other recent compensation actions taken by the company;
›	Whether the issues raised are recurring or isolated;
›	The company’s ownership structure; and
›	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Equity-Based and Other Incentive Plans

General Recommendation: Vote case-by-case on certain equity-based compensation plans[10] depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “equity plan scorecard” (EPSC) approach with three pillars:

›	Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:
›	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and

10 Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors.

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›	SVT based only on new shares requested plus shares remaining for future grants.

›	Plan Features:
›	Automatic single-triggered award vesting upon a change in control (CIC);
›	Discretionary vesting authority;
›	Liberal share recycling on various award types;
›	Lack of minimum vesting period for grants made under the plan.

›	Grant Practices:
›	The company’s three year burn rate relative to its industry/market cap peers;
›	Vesting requirements in most recent CEO equity grants (3-year look-back);
›	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
›	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;
›	Whether the company maintains a claw-back policy;
›	Whether the company has established post exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders’ interests, or if any of the following egregious factors apply:

›	Awards may vest in connection with a liberal change-of-control definition;
›	The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies -- or by not prohibiting it when the company has a history of repricing – for non-listed companies);
›	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances; or
›	Any other plan features are determined to have a significant negative impact on shareholder interests.

Social/Environmental Issues

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

General Recommendation: Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

›	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
›	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
›	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive;
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›	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
›	If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
›	If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Climate Change/Greenhouse Gas (GHG) Emissions

General Recommendation: Generally vote for resolutions requesting that a company disclose information on the impact of climate change on its operations and investments, considering:

›	Whether the company already provides current, publicly-available information on the impacts that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
›	The company’s level of disclosure is at least comparable to that of industry peers; and
›	There are no significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

›	The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
›	The company’s level of disclosure is comparable to that of industry peers; and
›	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

›	Whether the company provides disclosure of year-over-year GHG emissions performance data;
›	Whether company disclosure lags behind industry peers;
›	The company’s actual GHG emissions performance;
›	The company’s current GHG emission policies, oversight mechanisms, and related initiatives; and
›	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

Political Activities

Lobbying

General Recommendation: Vote case-by-case on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

›	The company’s current disclosure of relevant lobbying policies, and management and board oversight;
›	The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and
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›	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.

Political Contributions

General Recommendation: Generally vote for proposals requesting greater disclosure of a company’s political contributions and trade association spending policies and activities, considering:

›	The company’s policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;
›	The company’s disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and
›	Recent significant controversies, fines, or litigation related to the company’s political contributions or political activities.

Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote against proposals to publish in newspapers and other media a company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Political Ties

General Recommendation: Generally vote against proposals asking a company to affirm political nonpartisanship in the workplace, so long as:

›	There are no recent, significant controversies, fines, or litigation regarding the company’s political contributions or trade association spending; and
›	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote against proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

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The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

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5. In Appendix C, entitled “Additional Information about the Funds’ Portfolio Managers,” the following information is added under the heading Mercer Global Low Volatility Equity Fund beginning on page C-43.

Martingale Asset Management, L.P. (“Martingale”)

Martingale Asset Management uses a team approach to portfolio management. The portfolio managers who are primarily responsible for the day-to-day management of Martingale’s allocated portion of the Fund’s portfolio are William Jacques, Samuel Nathans and James Eysenbach.

Compensation

Investment professionals at Martingale are compensated with an annual base salary, as well as opportunities for an annual bonus related to firm-wide profit and individual performance. Martingale also offers employees a SEP retirement plan and selective participation in the firm’s profits through equity (partnership) ownership. Generous non-financial benefits are provided to all employees. Individual compensation packages are commensurate with past experience and current contributions to Martingale. Changes in salary or bonus for individual employees are based on traditional employee performance evaluation criteria. While there is no formulaic link

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between performance and compensation, there is an indirect link through partnership in that superior performance tends to improve firm profitability and, thus, partnership distributions over time.

Ownership of Fund Shares

As of December 31, 2014, Messrs. Jacques, Nathans and Eysenbach did not beneficially own any shares of the Fund.

Other Accounts Managed by Portfolio Managers

Martingale Asset Management uses a team approach to portfolio management. As part of this team, in addition to the Fund, Messrs. Jacques, Nathans and Eysenbach manage:

	Total Accounts*		Accounts with Performance Fees*
	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	1	14.7	0	0
Other Pooled Investment Vehicles	14	1,083.4	1	53.2
Other Accounts	18	2,593.1	2	428.0

* As of December 31, 2014

Potential Conflicts of Interest

Conflicts of Interest. The portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include all other Martingale accounts. The other accounts might have similar investment objectives as the Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Fund. While the portfolio managers’ management of other accounts may give rise to the following potential conflicts of interest, Martingale does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Martingale believes that it has designed policies and procedures to manage conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers’ day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund. However, Martingale has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

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